FOR IMMEDIATE RELEASE:
Contact:
Bradley S. Everly
EVP, Chief Financial Officer
Phone 717.530.2604
77 East King Street | Shippensburg PA

Orrstown Financial Services, Inc. Reports Updated Earnings for December 31, 2011

SHIPPENSBURG, PA (March 12, 2012)

Orrstown Financial Services, Inc. (the “Company”) (NASDAQ: ORRF) announced today an update to its originally reported earnings for the quarter and year ended December 31, 2011.  The updated earnings release was prompted by events that arose subsequent to the original earnings release on January 26, 2012 that resulted in additional asset impairments.  These  additional impairments necessitated an increase of $13.7 million in the provision for loan losses for the quarter ended December 31, 2011 above the previously-announced level.  This additional provision, net of deferred tax benefit of $4.7 million, lowered previously reported earnings by $9.0 million. As a result of the additional $9.0 million of provision for loan losses, net of deferred tax benefit, for the quarter ended December 31, 2011, the Company reported a net loss of $29.5 million, or $3.66 per diluted share, compared to net income of $4.4 million, or $0.55 per diluted share, for the quarter ended December 31, 2010.  On a year to date basis, net loss for the year ended December 31, 2011 was $32.0 million, or $3.98 per diluted share, compared to net income of $16.6 million, or $2.17 per diluted share, for the year ended December 31, 2010.

In the period subsequent to the January 26th earnings release, additional information on seven lending relationships was learned, which resulted in an evaluation as to whether increases to impairment reserves should be recognized as of December 31, 2011. It was concluded that the additional reserves should be recognized at December 31, 2011, as the information provided additional evidence about conditions that existed at the balance sheet date, including key assumptions used in the estimation process of preparing the financial statements.   The additional information received in the intervening period included the receipt of updated appraisals on several loans, which resulted in management’s determination that the related loan was either impaired, or the impairment reserve previously allocated to the loans was not sufficient.  Additionally, on two lending relationships with loan balances totaling $28.3 million, our estimate of the impairment on these relationships was adjusted to reflect the relationships’ observable market price based on third party bids on the notes.  The loan impairments were previously determined on a discounted cash flows or collateral dependent approach.  As a result, the impairment reserves on these two relationships were increased by $5.9 million through an increase in the provision for loan losses, and now total $10.5 million.  Management anticipates that the sale of these notes will take place in the first quarter of 2012, and will result in cash proceeds of $17.8 million and a charge-off of the remaining loan balances equal to the $10.5 million reserve established.

In addition, loans totaling $12.7 million were moved into nonaccrual (cash basis) status at December 31, 2011, including $5.2 million that were previously presented as accruing troubled debt restructurings.

Updated unaudited financial information is included in this press release.

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About the Company:

With nearly $1.5 billion in assets, Orrstown Financial Services, Inc. and its wholly-owned subsidiary, Orrstown Bank, provide a full range of consumer and business financial services through twenty-one banking offices and two remote service facilities located in Cumberland, Franklin and Perry Counties, Pennsylvania and Washington County, Maryland.  Orrstown Financial Services, Inc.’s stock is traded on the NASDAQ Capital Market under the symbol ORRF.

Safe Harbor Statement:

This news release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  Actual results and trends could differ materially from those set forth in such statements due to various risks, uncertainties and other factors.  Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of the Company's business strategy due to changes in current or future market conditions; the effects of competition, including industry consolidation and development of competing financial products and services; changes in laws and regulations, including the recent Dodd-Frank Wall Street Reform and Consumer Protection Act; interest rate movements; changes in credit quality; volatilities in the securities markets; and deteriorating economic conditions, and other risks and uncertainties, including those detailed in Orrstown Financial Services, Inc.'s filings with the Securities and Exchange Commission. The statements are valid only as of the date hereof and Orrstown Financial Services, Inc. disclaims any obligation to update this information.

The review period for subsequent events extends up to and including the filing date of a public company’s financial statements, when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information presented in this announcement is subject to change.

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ORRSTOWN FINANCIAL SERVICES, INC. AND ITS WHOLLY-OWNED SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)	(Audited)*
	December 31,	December 31,
(Dollars in thousands, Except per Share Data)	2011	2010
Assets
Cash and due from banks	$19,630	$10,400
Federal funds sold	0	8,800
Cash and cash equivalents	19,630	19,200

Short-term investments	0	2,728
Interest bearing deposits with banks	90,039	925
Restricted investments in bank stock	11,758	8,798
Securities available for sale	310,365	431,772

Loans held for sale	2,553	2,693
Loans	965,440	964,293
Less: Allowance for loan losses	(43,715)	(16,020)
Net Loans	924,278	950,966

Premises and equipment, net	27,183	27,774
Cash surrender value of life insurance	24,147	22,649
Goodwill and intangible assets	1,041	20,698
Accrued interest receivable	4,548	5,715
Other assets	31,108	20,497
Total assets	$1,444,097	$1,511,722

Liabilities
Deposits:
Non-interest bearing	$111,930	$104,646
Interest bearing	1,104,972	1,083,731
Total deposits	1,216,902	1,188,377

Short-term borrowings	35,013	87,850
Long-term debt	53,798	65,178
Accrued interest and other liabilities	10,187	9,833
Total liabilities	1,315,900	1,351,238

Shareholders' Equity
Preferred Stock, $1.25 par value per share; 500,000 shares authorized;
no shares issued or outstanding	0	0
Common stock, no par value - $ 0.05205 stated value per share
50,000,000 shares authorized; 8,055,787, and 7,986,966
shares issued; 8,054,975; and 7,985,667
shares outstanding	419	416
Additional paid - in capital	122,514	121,508
Retained earnings	1,195	38,680
Accumulated other comprehensive income (loss)	4,089	(88)
Treasury stock - common, 812 and 1,299 shares, at cost	(20)	(32)
Total shareholders' equity	128,197	160,484
Total liabilities and shareholders' equity	$1,444,097	$1,511,722

*The consolidated balance sheet at December 31, 2010 has been derived from audited financial statements at that date.

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ORRSTOWN FINANCIAL SERVICES, INC. AND ITS WHOLLY-OWNED SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended
	December 31,	December 31,
(Dollars in thousands, Except per Share Data)	2011	2010
Interest and dividend income
Interest and fees on loans	$11,693	$12,328
Interest and dividends on investment securities
Taxable	1,588	2,292
Tax-exempt	676	682
Short-term investments	51	22
Total interest and dividend income	14,008	15,324

Interest expense
Interest on deposits	2,162	2,610
Interest on short-term borrowings	28	147
Interest on long-term debt	234	297
Total interest expense	2,424	3,054

Net interest income	11,584	12,270
Provision for loan losses	26,250	1,375
Net interest income after provision for loan losses	(14,666)	10,895

Other income
Service charges on deposit accounts	1,608	1,673
Other service charges, commissions and fees	290	575
Trust department income	1,125	977
Brokerage income	313	349
Mortgage banking activities	748	559
Earnings on life insurance	273	308
Merchant processing revenue	0	276
Other income	(3)	24
Investment securities gains	3,025	383
Total other income	7,379	5,124

Other expenses
Salaries and employee benefits	3,808	5,033
Occupancy expense	471	462
Furniture and equipment	661	762
Data processing	125	356
Telephone	180	185
Advertising and bank promotions	416	414
FDIC Insurance	415	659
Professional services	1,537	287
Taxes other than income	205	177
Goodwill amortization and Intangible asset amortization	19,500	53
Other operating expenses	3,168	1,650
Total other expenses	30,486	10,038
Income (loss) before income tax (benefit)	(37,773)	5,981
Income tax expense (benefit)	(8,292)	1,606

Net income (loss)	$(29,481)	$4,375

Per share information:
Basic earnings (loss) per share	$(3.66)	$0.55
Diluted earnings (loss) per share	(3.66)	0.55
Dividends per share	0.00	0.225
Average shares and common stock equivalents outstanding	8,053,955	8,015,735

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ORRSTOWN FINANCIAL SERVICES, INC. AND ITS WHOLLY-OWNED SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Twelve Months Ended
	December 31,	December 31,
(Dollars in thousands, Except per Share Data)	2011	2010
Interest and dividend income
Interest and fees on loans	$48,917	$48,494
Interest and dividends on investment securities
Taxable	8,334	7,744
Tax-exempt	2,972	2,069
Short-term investments	138	116
Total interest and dividend income	60,361	58,423

Interest expense
Interest on deposits	9,368	10,682
Interest on short-term borrowings	314	487
Interest on long-term debt	1,072	1,519
Total interest expense	10,754	12,688

Net interest income	49,607	45,735
Provision for loan losses	58,575	8,925
Net interest income after provision for loan losses	(8,968)	36,810

Other income
Service charges on deposit accounts	6,411	6,388
Other service charges, commissions and fees	1,313	2,272
Trust department income	4,216	3,606
Brokerage income	1,573	1,450
Mortgage banking activities	3,007	2,290
Earnings on life insurance	1,110	1,192
Merchant processing revenue	1,850	1,118
Other income	916	1,024
Investment securities gains	6,224	3,636
Total other income	26,620	22,976

Other expenses
Salaries and employee benefits	17,506	19,120
Occupancy expense	1,987	2,002
Furniture and equipment	2,705	2,742
Data processing	1,161	1,278
Telephone	662	730
Advertising and bank promotions	1,246	1,209
FDIC Insurance	2,417	1,798
Professional services	3,531	856
Taxes other than income	841	764
Goodwill impairment and Intangible asset amortization	19,657	240
Other operating expenses	8,766	5,996
Total other expenses	60,479	36,735
Income (loss) before income tax (benefit)	(42,827)	23,051
Income tax expense (benefit)	(10,863)	6,470

Net income (loss)	$(31,964)	$16,581

Per share information:
Basic earnings (loss) per share	$(3.98)	$2.18
Diluted earnings (loss) per share	(3.98)	2.17
Dividends per share	0.69	0.89
Average shares and common stock equivalents outstanding	8,026,726	7,637,824

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Nonperforming Assets / Risk Elements

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in Thousands)	2011	2011	2011	2011	2010

Nonaccrual loans (cash basis)	$83,697	$31,174	$14,762	$13,106	$13,896
Other real estate (OREO)	2,165	2,754	1,240	847	1,112
Total nonperforming assets	85,862	33,928	16,002	13,953	15,008
Restructured loans still accruing	27,917	37,725	34,844	1,177	1,181
Loans past due 90 days or more and still accruing	0	2,956	3,617	3,687	2,248
Total risk assets	$113,779	$74,609	$54,463	$18,817	$18,437

Loans 30-89 days past due	6,723	21,365	11,021	14,272	5,335

Asset quality ratios:
Total nonaccrual loans to loans	8.67%	3.15%	1.48%	1.33%	1.44%
Total nonperforming assets to assets	5.95%	2.24%	1.05%	0.92%	0.99%
Total nonperforming assets to total loans and OREO	8.87%	3.42%	1.60%	1.42%	1.55%
Total risk assets to total loans and OREO	11.76%	7.52%	5.44%	1.91%	1.91%
Total risk assets to total assets	7.88%	4.92%	3.56%	1.24%	1.22%

Allowance for loan losses to total loans	4.53%	2.60%	2.72%	1.87%	1.66%
Allowance for loan losses to nonaccrual loans	52.23%	82.37%	184.34%	140.31%	115.28%
Allowance for loan losses to nonaccrual and
restructured loans still accruing	39.17%	37.27%	54.86%	128.80%	106.25%

Roll forward of Allowance for Loan Losses

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
(Dollars in Thousands)	2011	2010	2011	2010

Balance at beginning of period	$25,677	$15,386	$16,020	$11,067
Provision for loan losses	26,250	1,375	58,575	8,925
Recoveries	23	4	52	95
Loans charged-off	(8,235)	(745)	(30,932)	(4,067)
Balance at end of period	$43,715	$16,020	$43,715	$16,020

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